INVESTOR DAY 2019 Vail Marriott Mountain Resort January 31st, 2019 | Vail Marriott

DRH Evolution Since Prior Investor Day DRH Portfolio Evolution 2013 Investor Day 2019 Investor Day Increase / (Decrease) RevPAR $137.24 $187.13 36% AFFO Per Share $0.73 $1.01 38% Net Debt 11/ EBITDA Hotels 4.9x 3.5x 28% Better Resorts (% of Portfolio) 14% 32% 100%+ Short-Term/Terminable Management Agreements 46% 65% 19 pp’s (% of Portfolio) Hotel Adjusted EBITDA per Key(1) Hotel Adjusted EBITDA Margins(1) ($ in thousands) +52% +451bps $27.0 30.3% $17.8 25.8% 2013 2019 2013 2019 Investor Day Investor Day Investor Day Investor Day Note: 2013 Investor day on September 3, 2013. Metrics based on full-year pro forma RevPAR and EBITDA. (1) Represents full-year Pro Forma Hotel Adjusted EBITDA for 2013 and 2018. 2

DRH Leadership Team: 100+ Years of Experience MARK W. BRUGGER JAY JOHNSON THOMAS HEALY PRESIDENT, CHIEF EXECUTIVE EXECUTIVE VICE PRESIDENT AND EXECUTIVE VICE PRESIDENT AND CHIEF OFFICER AND DIRECTOR CHIEF FINANCIAL OFFICER OPERATING OFFICER WILLIAM J. TENNIS TROY FURBAY BRIONY R. QUINN EXECUTIVE VICE PRESIDENT, GENERAL EXECUTIVE VICE PRESIDENT AND SENIOR VICE PRESIDENT COUNSEL AND CORPORATE SECRETARY CHIEF INVESTMENT OFFICER AND TREASURER 3

DRH Four Pillars to Drive Performance Portfolio Quality Smart External Growth Internal Growth Plan: Fortress Balance Sheet & Nimble • Maximize Profits • New ROI Projects Capital Allocation 4

High-Quality Diversified Portfolio The Chicago Gwen, Luxury Collection

High Quality Portfolio in Key Gateway Markets Approximately 2/3 of portfolio located in top, gateway markets. 6

Strong Resort Market Presence Approximately 1/3 of portfolio located in destination resort markets. 7

Short Term Agreements Driving Value One of the least encumbered portfolios among all full-service REITs. 2019 2026 23% 35% 7 Hotels 4 assets 77% 11 Hotels 65% Become 24 Hotels 20 Hotels Unencumbered Management 29% 36% 42% 9 Hotels 3 assets 11 Hotels 13 Hotels 45% Become 14 Hotels 29% Unencumbered Brand 9 Hotels 19% 9 Hotels 6 Hotels Terminable Franchise Agreements(1)(2) Encumbered(1)(2) Unencumbered (1) Agreements terminable at will. (2) Assumes the asset remains unencumbered when current agreements ends. 8

2018 Overview & Preliminary 2019 Outlook Hotel Emblem, San Francisco

2018 Results In-Line With Guidance Full Year Preliminary Full Variance to Guidance Year Results Midpoint RevPAR 1.0% to 1.5% 1.3% +0.1% Change Adjusted $252.5M to $250 to $255 million +$0.5 million EBITDA $253.5M Adjusted $208.5M to $205 to $209 million +$1.75 million FFO $209.0M Adjusted $0.99 to $1.01 per $1.01 per share +$0.01 per share FFO/Share share Note: Represents preliminary 2018 results of operations. Results are subject to risks and uncertainties as defined in press release filed with SEC on January 31st, 2019. 10

Actively Repurchasing Stock: 6.5M Shares • $250M Plan Authorization • $62M repurchased at $9.50 per share under current 10b5-1 • Active every trading day since early December 2018 Implied Valuation 2018 EBITDA Multiple 11.4x 2018 NOI Cap Rate 8.1% Discount to NAV 25% - 40% Note: Based on latest data as of January 25th, 2018. 11

Continued Strength in RevPAR 2018 Q4 2019 RevPAR Industry Forecasts Total +2.9% +2.4% Industry STR: 2.3% PWC: 2.3% CBRE: 2.5% Resorts +4.0% +3.0% 2019 Brand Luxury +3.7% +3.7% RevPAR Guidance Marriott: 1% - 3%(1) Upper (2) +2.0% +1.6% Hilton: 2% - 4% Upscale Source: STR, PKF, PWC, Company Filings. Represents Q4 and FY 2018 RevPAR. (1) North American RevPAR guidance for 2019. (2) System-wide RevPAR guidance for 2019. 12

Key Factors Affecting 2019 Guidance Lower Renovation Disruption(1) BI Proceeds Lower in 2019 Renovation ROI Payoffs Citywide Calendars Off Cycle(2) Rising Labor Costs and Acquisitions Property Taxes Marriott / Starwood Merger Integration Complete (1) 2019 renovation disruption estimate is $3M to $4M versus $6M in 2018. (2) Current 2019 group pace by revenue has improved 240 bps since 3Q18 and is now forecasted to contract 4.6%. 2/3 of group needed to achieve 2019 budget is already under contract. 13

Preliminary 2019 Guidance 2019 Guidance Metric Low End High End RevPAR Growth 0.5% 2.5% Adjusted EBITDA $256 million $268 million Adjusted FFO $204 million $214 million Adjusted FFO per share $1.00 per share $1.04 per share (based on 205 million diluted shares) Note: Includes Frenchman's Reef business interruption agreed upon to date. Frenchman's Reef business interruption income of $8.8M has been agreed upon for partial year 2019. We believe we are entitled to at least $16M of business interruption income for the full year 2019. Note: Represents preliminary 2019 outlook. Results are subject to risks and uncertainties as defined in press release filed with SEC on January 31st, 2019. 14

DRH 2020 Outlook Favorable • DRH 2020 pace up 15% • Chicago combined pace up >30% • Boston combined pace up nearly 20% Chicago • DC pace up nearly 30% • NYC supply additions to decline by 30%+ • Frenchman’s Reef & Morning Star Resort to Reopen Boston Note: Latest pace data as of January 25th, 2019. Source: STR. 15

Key Market Outlook Boston Harbor Cityscape

Boston: Strong Long-Term Investment Drivers US 17 Source: HFF, Wall Street Research.

Boston Seaport: Opportunity to Close Gap with Copley (1) (1) Last five years. BCEC Boston Westin 18 Source: HFF, Wall Street Research.

Chicago: Setting Up for Strong 2020 and 2021 16% 32% 19 Source: HFF, Wall Street Research.

New York City: Supply Story to Turn Positive in 2020 20 Source: STR, Wall Street Research. 20

California: High Growth Driven by Tech & Other Drivers 21 Source: HFF, Wall Street Research. 21

South Florida: Low Supply & Strong Demand Key West & The Florida Keys Fort Lauderdale • Key West the #1 RevPAR market in the country • Attracts more than 15.5M visitors annually when compared against STR’s Top 25 • Fastest growing airport in North America • Through 2017, the Keys experienced a five-year ‒ Over 32.5M passengers in 2017 compound annual RevPAR growth rate of 5.5% ‒ Added 28 new routes in 2017 and 10 new • No new supply due to moratorium on development flights in 2018 • Key West cruise port: 700K+ passengers annually • 23 miles of beach (Blue Wave Certified) • ~70% of the U.S. population has no passport • Annual Fort Lauderdale Boat Show is world’s largest • $1.57B in new development projects 22 Source: HFF, Wall Street Research.

How Do We Best Allocate Capital in This Environment? Shorebreak Hotel

Creating Value Throughout Cycle Value Creation Playbook Tools Available • Match-fund Near-term Accretive Acquisitions By Issuing • $350M Investment Equity At or Above NAV Lower Capacity • Consider Opportunistically Raising Equity Above NAV, if • Acquisitions appropriate • ATM program • Limit Non-core Asset Sales • Sell Non-Core Assets • Explore high-value creating acquisition and • Consider Accretive Acquisition Opportunities disposition • Consider All Options for Use of Dispositions Proceeds opportunities • Sell Non-Core Assets and Deploy Proceeds Into Share Cost of Capital of Cost Repurchases • Share repurchase program • Consider Using Leverage Capacity to Opportunistically Accelerate Share Repurchases • Recently expanded program to $250M • Explore Additional Asset Sales Higher 24

Proven Acquisition Strategy Vail Marriott Mountain Resort

Vail Marriott Mountain Resort: Created >$100M in NAV Timeless real estate soon to be unencumbered of brand & management. INVESTMENT HIGHLIGHTS • Vail is one of best-performing investments in our portfolio ‒ Recently completed a rooms and meeting space renovation to bring resort closer to luxury comp set ‒ ~$300 rate discount to luxury comp set in ski season ‒ $3M - $4M EBITDA upside with renovation and rebranding • DRH Basis of $260K/Key for 344-room hotel ‒ Significant discount to est. NAV of $500K per key • Franchise and management agreements expire within 7% EBITDA CAGR FROM 2010 TO 2017 next ~3 years creating significant optionality 12.6 12.2 12.3 PERFORMANCE SINCE ACQUISITION 11.1 9.9 Disruption 2005 2018 Increase 8.9 RevPAR $112.66 $168.77 50% 7.1 9.3 EBITDA $4.7 $9.3 98% 5.9 EBITDA Margin 27.3% 29.1% 180bps EBITDA Multiple(1) 13.4 9.6 28% NAV(2) $62M $170M 174% 2011 2012 2013 2014 2015 2016 2017 2018 (3) (1) EBITDA multiple on current investment basis. (2) NAV based on internal estimates. 26 (3) $3.0 million of EBITDA disruption from renovation and Marriott merger integration in 2018. Actual EBITDA of $9.3M disrupted by $3.0M for full year.

L’Auberge de Sedona and Orchards Inn Sedona Off-market transaction with significant upside. • $97M acquisition of two iconic assets with immediate asset management upside in attractive, high-growth resort market - No new supply currently planned or under development in Sedona - Top ten Conde-Nast rated hotel in Southwest • Plan to reposition Orchards Inn to more upscale standard in 2020 to drive rate (~$330 rate gap with L’Auberge de Sedona) • Already exceeding underwriting for stabilized EBITDA at time of acquisition PERFORMANCE SINCE ACQUISITION(1) 2016 2018 Increase RevPAR $262.36 $340.91 30% EBITDA $6.6 $10.1 53% EBITDA Margin 23.3% 29.3% 600bps EBITDA Multiple(2) 15.0 9.8 34% NAV(3) 97M 110M 13% (1) Combined performance for L’Auberge de Sedona and Orchards Inn. (2) EBITDA multiple on current investment basis. (3) NAV based on internal estimates. 27

Westin Fort Lauderdale Beach Resort & Spa Nearly 30% increase in NAV over four years of ownership. • NAV increase of $44M since acquisition • EBITDA exceeded underwriting by over $5M • Full guestroom renovation completed in 2018, with F&B and lobby repositioning completed in 2017 - New restaurant, Lona, is driving revenue growth with improved mix (60% non-hotel guests) - Guestroom renovation to drive market share as Fort Lauderdale supply trends upward • Eliminated >$5M of annual expenses in first year with continued overhaul of expense structure and operations subsequently PERFORMANCE SINCE ACQUISITION 2014 2018F Increase RevPAR $148.94 $159.99 7% EBITDA $9.6M $15.0M 56% EBITDA Margin 21.9% 31.8% 990bps EBITDA Multiple(1) 14.8 11.1 25% NAV(2) $156M $200M 28% (1) EBITDA multiple on current investment basis. (2) NAV based on internal estimates. 28

Over $380M of NAV Created in Resort Portfolio

		EBITDA Multiple @		EBITDA Increase
	Investment ($M)	Purchase	YE 2018	$M
Burlington Hilton	$62	16.5x	8.8x	$3.8
Cavallo Point	$152	13.8x	13.8x	$0.0
Charleston Renaissance	$42	11.9x	7.1x	$2.6
Fort Lauderdale Westin	$166	14.8x	11.1x	$4.9
Frenchman's Reef & Morning Star(1)	$178	7.1x	10.7x	$6.0
Havana Cabana(1)	$59	12.2x	15.6x	($0.2)
Key West Suites	$96	14.9x	12.7x	$1.3
The Landing Resort & Spa(1)	$42	17.8x	17.8	NA
Sedona - L'Auberge	$69	15.8x	9.4x	$3.1
Sedona - Orchards Inn	$31	13.7x	10.5x	$0.7
Shorebreak	$63	14.6x	12.9x	$0.9
Sonoma Renaissance	$40	10.7x	5.1x	$4.9
Vail Marriott Mountain Resort	$89	13.4x	9.6x	$4.6
Total Resort	$1,088	13.1x	10.7x	$32.4

DRH values its resort portfolio at a 6.5% cap rate, which implies over $380M of NAV value over investment[2].

Note: Historical RevPAR and EBITDA results pro forma for acquisitions for full period year prior to acquisition. Havana Cabana excluded due to natural disaster closure. Frenchman's Reef uses pre-hurricane figures due to closure.

(1) Landing EBITDA adjusted for transition disruption post-acquisition. Frenchman's and Havana Cabana EBITDA adjusted for hurricane disruption.

(2) Valuation calculated using 2018 net operating income with 6.5% cap rate. Frenchman's valuation calculated using 8.5% cap rate.

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External Growth Strategy Havana Cabana

Portfolio Strategy to Drive Performance 10% Allocation in Any One DIVERSIFICATION Market Reduces Risk LIFESTYLE HOTELS, INDEPENDENTS 1/3 of Portfolio AND SOFT BRANDS(1) Historically Have Outperformed: RESORTS Target 50% of Portfolio (1) Independent, lifestyle and soft brand hotels include the Havana Cabana, Cavallo Point, Hotel Emblem, L’Auberge de Sedona, Orchards Inn, The Landing, Palomar Phoenix, Shorebreak Hotel, the Lexington and The Gwen. Soft brands, including Autograph and Luxury Collection, are included as lifestyle / boutique. Based on 2018F EBITDA for all properties except Frenchman’s Reef and Havana Cabana where 2016A used due to closure. Pro forma for full year for acquisitions. 31

Research Demonstrates Small Resorts Outperform • According to CBRE/PKF research study, small resorts(1) have: • Less downside risk due to larger stream of reliable non-rooms revenue • Preserved the most ADR through the recession of the early 2000s • Achieved superior levels of ADR growth since 2009 to all other market classes REVPAR CAGR FROM 1987 - 2017 4.5% Total US: 4.0% 4.2% 4.0% 3.1% 3.5% 3.8% 3.0% 3.1% 3.3% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 1 Small Resorts Upper Upscale Luxury All Resorts All Urban Hotels Source: CBRE Hotels Research. (1) Collection of non-golf resorts with less than 200 rooms 32

Strong RevPAR Growth for Small Resorts REVPAR COMPARISON FROM 1987 - 2017 • Small Resorts have operated with a consistently higher RevPAR during the post- Great Recession period • May be result of a strategy to pursue higher rates at the expense of occupancy - Allowed for strong RevPAR with reduced variable expenses and higher income Above trend line growth expected to continue. Source: CBRE Hotels Research. 33

Significant Contribution from Non-Rooms Revenue NON-ROOM REVENUE COMPARISON • Both small and large resorts have increasingly relied on non-room revenues - Non-room revenues have grown more quickly and regularly than that of other benchmark groups • Since 1989, small resort non- room revenue approx. tripled while non-room revenue only doubled in other groups - Much of this growth premium was realized during the post-Great Recession period Source: CBRE Hotels Research. 34

DRH Resorts Resilient During Downturns • DiamondRock selectively acquires small, upscale resorts in high barrier to entry markets that are more resistant to downturns • Significantly lower supply in DRH resort markets • During the 2009 global recession, DiamondRock’s resorts outperformed the rest of the portfolio in EBITDA margin DRH EBITDA MARGIN DECLINE – 2009(1) 0.0% -1.0% -2.0% -3.0% -2.5% -4.0% -5.0% -6.0% -5.5% Resorts Non-Resorts (1) Includes resorts owned during prior recession or current resorts with comparable data at time of recession. Resorts included are Burlington Hilton, Frenchman’s Reef, Griffin Gate, Havana Cabana, Sheraton Suites Key West, Sonoma Renaissance, and Vail Marriott. Non-resorts include all DRH owned non-resort hotels in 2009. 35

DRH Lifestyle & Independent Strategy

RATIONALE FOR TARGETING LIFESTYLE HOTELS, INDEPENDENTS, & SOFT BRANDS

- To grow with shift towards experiential travel
- Reduces reliance on traditional brands
- Balances portfolio
- Greater opportunity for smaller deals
- Target allocation will be achieved through acquisitions of lifestyle hotels, independents and soft brands and dispositions of traditional boxes

CURRENT ALLOCATION[(1)]


Lifestyle, Independents, & Soft Brands 21%
Traditional Brands 79%

LONG-TERM TARGET ALLOCATION


Lifestyle, Independent, & Soft Brands 33%
Traditional Brands 66%

(1) Independent, lifestyle and soft brand hotels include the Havana Cabana, Cavallo Point, Hotel Emblem, L'Auberge de Sedona, Orchards Inn, The Landing, Palomar Phoenix, Shorebreak Hotel, the Lexington and The Gwen. Soft brands, including Autograph and Luxury Collection, are included as lifestyle / boutique. Based on 2018F EBITDA for all properties except Frenchman's Reef and Havana Cabana where 2016A used due to closure. Pro forma for full year for acquisitions.

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Consumers Spending More on Experiences Than Material Goods Indexed Spending Growth (1980-2017) 15-Year Spending CAGR (2002-2017) 1,000 5.0% 800 Shift in 600 Consumer Spending 3.0% 2.2% 400 200 0.9% 0 1980 1985 1990 1995 2000 2005 2010 2015 Motor Vehicles Home Jewelry and Consumer Furnishings Watches Experiences (1) Motor Vehicles Home Furnishings Jewelry and Watches Consumer Experiences (1) Source: Bureau of Economic Analysis. Note: Represents personal consumption expenditures by category indexed to 100 for the year 1980. (1) Experiences include the following Bureau of Economic Analysis categories: accommodations, air travel, foreign travel by US residents, membership clubs, sports centers, parks, theaters, museums, casino gambling, and food services. 37

How Do We Maximize Internal Growth? L’Auberge de Sedona

Asset Management Philosophy Proven three-pillared approach to successful asset management Revenue Growth Cost Focus Capital Management Improve market penetration Enhance margins through Determine effective capital with cutting-edge revenue business intelligence tools allocation while prioritizing management program and operator collaboration ROI projects Sedona The Gwen, Luxury Collection Hotel Emblem San Francisco 39

Best-in-Class Asset Management Team 1 Chief Operating Officer ASSET MANAGEMENT DESIGN & CONSTRUCTION 5 1 VP Asset VP Design and Management Construction 2 2 4 Project Managers Revenue Asset Strategy Management Specialists Analysts 1 Director of Project Finance 1 Project Accountant 40

DRH to Benefit from Renovated Portfolio >70% of DRH portfolio has been renovated in recent years. CapEx as a % of Revenue (3-Year Average) 13.2% 12.6% 11.7% 11.6% 7.9% 7.2% SHO DRH PEB LHO HST PK $110 Million Renovation Complete $27 Million Renovation Complete Chicago Marriott Downtown Magnificent Mile The Gwen, Luxury Collection Source: Wall Street Research, Company Filings. 41

Revenue Management: Ahead of the Curve

Drive Average Rate

- Monitor room-type performance based on sold vs. occupied
- Segment by day of week to identify rate efficiency
- Effectively execute premium room type strategy

Utilize Business Intelligence

- Technology to identify ideal segmentation mix
- Uncover & correct potential pace issues in early stages to impact ADR
- Monitor OTA parity and system price hurdling

Optimize BT Performance

- Created platform to analyze each accounts' booking patterns
- Restructure room types for control over compressed periods
- Proprietary tools to identify lead time by corporate account & length of stay

Leverage Digital Media

- Executed strategic social media approach
- Pixel tracking to measure ROI
- Improve digital presence, website conversion and metasearch

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Case Study – L’Auberge de Sedona Since acquisition, Hotel ADR has grown $114 and EBITDA has grown $2.9M. DRH acquired the property in February of 2017 Our team identified opportunity to drive incremental ADR with a premium room-type strategy Garden/Spa Cottage Vista Cottage Creekside Cottage ADR increase of $112 ADR increase of $197 ADR increase of $128 2018 ADR: $499 2018 ADR: $706 2018 ADR: $732 2016 ADR: $387 2016 ADR: $509 2016 ADR: $603 43

Case Study – The Gwen The Gwen increased EBITDA by $3M in 2018. Segmentation - Case Study Business Transient Rate RevPAR Index (Luxury Class) Focused on growing market share in the business transient The Gwen’s RPI increased segment, driving corporate volume midweek. 250bps for Chicago luxury hotels. 2018 RevPAR is up +19% to last year 270.00 105 260.00 104 250.00 103 240.00 230.00 102 220.00 101 2014 2018 2014 2018 #1 most improved Guest Satisfaction rating in 2018 out of all North American Marriott luxury branded hotels and Rated 7 of 204 hotels in Chicago on TripAdvisor. 44

Cost Control Focus: Millions in Cost Savings Focusing on the largest variable expenses to drive NOI. Labor Management Energy Efficiency Food Cost Estimated Savings: Estimated Savings: Estimated Savings: $6.2M $1.5M $1.1M Implemented in: Implemented in: Implemented in: 12 Hotels 19 Hotels 15 Hotels Implemented labor management Completed lighting Implemented company-wide system to reduce expenses and retrofits throughout procurement program to promote improve productivity our portfolio best-practices 45

Operating Initiatives – Labor Management System New labor management system with total estimated savings of $6.2M. Implemented in: 12 Hotels by YE 2018 Analyze findings Provide Implement a tool to Study historical Review existing and current recommendations manage labor productivity by job planning methods productivity for implementation schedule on measures of new system property Results with new labor management system: • Total estimated savings of $6.2M upon implementation throughout the portfolio • 2018 productivity improved 1.7% Opportunities with new system: • 2018 productivity only increased 0.5% at hotels without new labor management system Goal: Implement system in all DRH hotels by 2019 to further improve productivity. 46

Operating Initiatives – Option One Energy Conducted comprehensive lighting efficiency audits and LED lighting conversions across the portfolio. $1.5M $2.5M 23 Annual savings CapEx Investment Hotels that have undergone across 19 hotels prior to utility rebates lighting retrofits by YE 2018 100% of hotels will be fully LED by the end of 2019. 47

Operating Initiatives – Food Cost Asset Management implementing best practices with new partners. $1.1M 200bps 75% Estimated Food Margin Properties to have implemented 2019 Savings Improvement New System by YE 2019 Last quarter, margin improvement for properties that implemented new food cost system outperformed other properties by 190bps. 48

Commitment to Sustainability • Sustainability initiatives drive profitability • DRH participates in GRESB, widely regarded as the premier ESG environmental benchmarking tool in the real estate industry • In 2018, DRH achieved the 4th highest score in the Global Lodging Sector and earned Green Star Status • DRH’s GRESB score is 28% higher than Global Lodging Sector average Greenhouse (1) Gas Emissions Water Consumption(2) Energy Consumption(3) 28% 17% 31% Since 2013 Since 2013 Since 2013 Note: Metrics from 2013 to 2017 for owned portfolio. Data excludes all properties that not owned for entire year. (1) Based on greenhouse gas emissions intensity (kilograms per square foot) (2) Based on water consumption (kilo-gallons) 49 (3) Based on energy intensity (kilowatt hours per square foot)

>$200M Value Creation Opportunities Incremental Capital Incremental Incremental Property Project Spend EBITDA Value JW Marriott Denver Renovation and Restaurant Repositioning $2.4M $1.25M $17M Hotel Emblem Complete Renovation and Repositioning $5.1M $1.5M - $1.8M $25M - $30M Sheraton Key West Reposition as an Independent Hotel $10.7M $1.7M - $2.2M $23M - $31M The Lodge at Sonoma Reposition as Autograph Collection $5.0M $1.2M $17M Hilton Boston Downtown 28 Additional Guestrooms $2.7M $1.0M $14M Sedona - Orchards Inn Reposition as Cliffs at L'Auberge $10.8M $2.7M $37M Worthington Renaissance Restaurant, Lobby and Courthouse Conservatory $13.8M $3.0M $36M The Landing Resort & Spa Additional 22 Keys and Resort Enhancements $9.4M $1.8M $27M Vail Marriott Resort Renovation and Repositioning $27.0M $3.0M - $4.0M $41M - $55M Total $89.3M $17 - $19M $237 - $264M Value-Add Opportunities to be implemented from 2019-2021. 50

Sheraton Suites Key West: Increase NAV by $23M to $31M Highest RevPAR Market with no new supply under construction. Repositioning Opportunity • Sheraton brand holding back rate • Largest guestrooms on the island • Only hotel on the island’s best beach Lobby Rendering • Reposition to enhance resort experience and drive resort fee Projected ADR – • Conservative underwriting estimates an incremental ADR of $10 As is vs Independent (RevPAR of $7) from repositioning $321 $312 $311 $303 $301 • Independent hotels in the market have a $20 RevPAR premium $290 $291 over branded hotels $280 2019 2020 2021 2022 As Is Independent Project Estimated Completion Incremental Capital Spend Incremental EBITDA Incremental Value Details Q4 2019 $10.7M $1.7M – $2.2M $23M – $31M 51

Sedona Master Plan: Increase NAV by $37M

Reposition Orchards Inn with luxury rooms and form connection with L'Auberge de Sedona to create one resort.

Current Market Conditions

- Market RevPAR up 18% over past 24 months in high barrier-to-entry market
- L'Auberge is one of only two luxury resorts in Sedona

Operational Potential

- Connect Orchards and L'Auberge to be one resort
- Reposition Orchards as unique room type: Cliffs at L'Auberge
- Add 4 new, high ROI cottages on currently vacant space
- Create dramatic pool and wedding event areas

Assumptions

- Orchards rate to increase by +$100 as Cliffs at L'Auberge
- L'Auberge ADR premium to remain >$200 over Orchards
- Incremental F&B due to centralized pool bar experience and additional wedding venue to yield $2M annually
- 4 new cottages at $650 rate to drive $925K new revenue



Sedona



Project Details	Estimated Completion	Incremental Capital Spend	Incremental EBITDA	Incremental Value
	Pending	$10.8M	$2.7M	$37M

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Vail Marriott Repositioning: Increase NAV by $41M to $55M

Completed first of three phase plan to comprehensively renovate hotel to a luxury standard.

Vail Market Conditions

- Market has evolved into a 5-star, luxury destination
- Lionshead increasingly sought-after location in Vail

Upside Opportunity

- Hotel unencumbered of brand and manager in 2021
- Hotel is currently under-branded; rebranding to luxury will open the property up to:
  - Luxury travel agents and other market segments
  - Increased ADR ($175 full-year ADR gap to luxury comp set)
  - Incremental $1 in rate yields +$30K in annual EBITDA


Renovated Guestroom


New Lobby Design

Phase I
Guestroom & Meeting Space

Phase II
Spa, Fitness Center

Phase III
Lobby, Lobby Bar, Retail, Pool, Outdoor Event Space

Project Details	Estimated Completion	Incremental Capital Spend	Incremental EBITDA	Incremental Value
	2021	$27.0M	$3.0M – $4.0M	$41M – $55M

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Vail Marriott Guestroom Renovation Vail Marriott Renovated Guestroom 54 54

Vail Marriott Renovated Lobby 55

Hotel Emblem San Francisco: Increase NAV by $25M to $30M

Complete renovation and repositioning as part of Viceroy's Urban Retreat Collection.

Renovation Details

- Hotel reopened in Jan 2019 as the Hotel Emblem by Viceroy
- San Francisco citywide rooms up +80% in 2019
- Renovation included all areas of hotel
- Repositioned lobby bar for higher volume
- Under-utilized meeting room in lobby converted into a grab-and-go/café leased by Bluestone Lane Coffee


VICEROY

New Hotel Emblem Branding



Renovated Guestroom Design



New Lobby Bar Design

Project Details	Estimated Completion	Incremental Capital Spend	Incremental EBITDA	Incremental Value
	2019	$5.1M	$1.5M – $1.8M	$25M – $30M

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The Landing Resort & Spa: Increase NAV by $27M Premier location in Lake Tahoe with beach and ski resort access. Current Market Conditions • Lake Tahoe is one of the top-rated resort markets in the US • Due to government regulations, Lake Tahoe possesses limited hotel inventory and high barriers to entry • Property has the best lakefront location in South Lake Tahoe • Walking distance to Heavenly Ski Resort by Vail Resorts Opportunity • Add 22 unique lake/mountain facing cottages • Increase wedding business • Create outdoor social catering and F&B space to enhance F&B profits Project Estimated Completion Incremental Capital Spend Incremental EBITDA Incremental Value Details Q4 2020 $9.4M $1.8M $27M 57

The Lodge at Sonoma: Increase NAV by $17M Reposition hotel to take advantage of location and drive luxury business. Operational Potential • Sonoma has grown into a premier wine market – in the last 5 years Comp Set RevPAR has grown +$60 with rate increases of +$70 Cottage Enhancements • Invest in resort landscaping to create 70 private terraces with fire pits and a more intimate experience between buildings • Add outdoor social space to increase wedding business Restaurant • Reposition restaurant through partnership with celebrity chef Michael Mina • Incremental Restaurant Revenue of $4.1M Spa • Enhance spa offerings and profitability with best-in-class third-party spa manager • Incremental Spa Revenue of $1.0M Project Estimated Completion Incremental Capital Spend Incremental EBITDA Incremental Value Details 2019 $5.0M $1.2M $17M 58

JW Marriott Cherry Creek: Increase NAV by $17M Comprehensive Renovation to Bolster Position as Leading Cherry Creek Hotel. Renovation Plan • Upgrade guestrooms, public space and meeting space • Capitalize on the strength of location within the submarket and the JW brand • Reposition rooms as best luxury product in market Toro Latin Kitchen and Lounge Design • Gain 800 to 1000bps in market share to luxury hotels in Denver and approximately $750K in EBITDA impact • Renovate lobby and re-concept the restaurant and bar • Partner with celebrity chef Richard Sandoval to convert current restaurant to Toro Latin Gastro Bar • Add 3 keys by moving concierge lounge to 2nd floor and dividing a New Guestroom Design large suite Project Estimated Completion Incremental Capital Spend Incremental EBITDA Incremental Value Details Q1 2019 $2.4M $1.25M $17M 59

Before JW Cherry Creek Guestroom JW Cherry Creek Guestroom 60 60

After JW Cherry Creek Guestroom JW Cherry Creek Guestroom 61 61

Worthington Renaissance: Increase NAV by $36M

Renovate public spaces by creating a 15,000+ SF ballroom, repositioning the restaurant, and redesigning the lobby.

Restaurant Repositioning Operational Potential

- Prime Sundance Square location
- Partner with celebrity chef Richard Sandoval to convert current restaurant to popular Toro Bistro

Courthouse Conservatory[1]

- All-glass function space with views of the courthouse will position Worthington as the #1 venue for social catering

Proven Track Record Post-Renovation

- $2.4M increase in 2017 EBITDA post-renovation over average of last three years
- RevPAR index gained +20 points of share following renovation


Renovated Ballroom


Rendering of Courthouse Conservatory

(1) Still analyzing ROI and costs.

Project Details	Estimated Completion	Incremental Capital Spend	Incremental EBITDA	Incremental Value
	Q3 2020	$13.8M	$3.0M	$36M

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Hilton Boston Downtown: Increase NAV by $14M Convert 3rd floor meeting space into 28 additional guest rooms. Market Conditions are Ideal for Key Addition • 1.4M SF of office space is under development in the CBD • 2017 had 200 nights above 95% occupancy Increasing Operational Potential for Property • Unencumbered of brand and management in 2022 Renovated Double Room • 91% transient demand and meeting space is underutilized • Opportunity to add 28 keys for less than half of replacement cost • In 2015, DRH added 41 keys through suite conversions at over 26.8% IRR  proven demand Renovated King Room Project Estimated Completion Incremental Capital Spend Incremental EBITDA Incremental Value Details 2020 $2.7M $1.0M $14M 63

Cavallo Point: 10 Years of ROI Opportunities Newly acquired luxury resort located in Golden Gate National Recreation Area in Sausalito, CA. Situational Overview • Famous luxury resort in highly desirable Sausalito • Situated at the base of the Golden Gate Bridge with sweeping views of the San Francisco Bay • Average daily rate over $400 • Independently branded with third-party operator • Low-to-zero supply growth market • 2019 RevPAR growth expected to exceed national average Numerous Upside Opportunities • Owner-operated with upside from asset management best practices • Convert former unused guard house at resort’s entrance into a bakery and F&B outlet – incremental $2M in revenue • Entitlement allows for an additional 83 Keys Project Purchase Price Yield on TTM NOI Total RevPAR EBITDA Multiple Details $152M 6.7% $809 12.8x 64

Frenchman’s Reef & Morning Star Beach Resort Morning Star Beach Resort

Frenchman’s Reef Resort & Morning Star Beach Resort Key Facts & Figures Q2 2020 Projected Reopening $20M+ Brand Support $30M USVI Support $350+ Stabilized ADR $25M Stabilized EBITDA 66

Frenchman’s Reef Insurance Claim Insurance Overview • $280M(1) Total Claim (includes rebuild cost, lost profits and ongoing expenses & other costs) ‒ $95M in cash received to date from insurers ‒ $361M is policy limit per storm • DiamondRock expects to fund $45M in brand and infrastructure upgrades not covered by insurance ‒ To be offset by key money (+$20M) from brand and other outside funding sources Total Rebuild Cost Total Rebuild Upgrades Rebuild $180M $45M $225M Business Interruption • Insurance policy covers all lost profits through rebuild period plus 18-month stabilization period • Through 2018, recovery of lost profits of $19M recognized and agreed to ($3M in 2017 and $16M in 2018) • For 2019, insurers have agreed to $8.8M in BI for lost profits through April 2019 • DiamondRock believes it is entitled to at least $16M in lost profits for FY 2019. Not yet agreed to by insurers The Company is actively pursuing all its rights, but the position of the insurer will create timing issues. As with all legal disputes, final results cannot be guaranteed. (1) Amounts provided are approximate. As of 1/25/19. 67

Best-in-Class Rebuild Team



Kollin Altomare Architects

Four Seasons Punta Mita Resort & Spa
The Ritz-Carlton Laguna Niguel
The Fairmont Scottsdale Princess Resort
The Ritz Carlton, Kapalua Maui



WhiteSpace
(Design)

Four Seasons Scottsdale at Troon North
Four Seasons Hotel Austin
Ritz-Carlton Half Moon Bay



The Johnson Studio
(F&B Design)

The Ritz-Carlton Grand Cayman
(Blue, Seven, Taikun, Ritz Lobby Bar)
Lobster Sea Bar Grille (Miami Beach)
Del Frisco's Double Eagle Steakhouse (Dallas)



Maris Collective
(Retail, Concepts, Programming)

Four Seasons Maui
Four Season Anguilla
Fairmont Kea Lani, Maui



Richard Sandoval Group
(Celebrity Chef)

Four Seasons Nevis
Four Seasons Punta Mita
Maya (NYC, Dubai)
Toro (Abu Dhabi)

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Morning Star Pool Area Rendering 69

Morningstar Lobby Morning Star Lobby Rendering Morningstar Virtual Tour 70 70

Morningstar Renovated Guestroom Morning Star Guestroom Rendering Morningstar Virtual Tour 71 71

Frenchman’s Reef Lobby Frenchman’s Reef Lobby Rendering Frenchman's Virtual Tour 72 72

Frenchman’s Reef Renovated Guestroom Frenchman’s Reef Guestroom Rendering Frenchman's Virtual Tour 73 73

Frenchman’s Reef Bridge to Stabilized EBITDA +$12.8M $25.1M Potential Upside From Items Not In Underwriting: $16.9M • Increased Resort Fee Revenue +$1.6M • Spa Income ($4.5M) +$1.5M ($1.7M) • Casino Income ($1.6M) • Additional F&B outlets & repositioning 2016 Franchise & Insurance Other Utilities F&B Rooms Stabilized EBITDA Other Fees Savings Profits Profits EBITDA (2023) 1 2 3 4 5 6 EBITDA Bridge Components 1 Franchise Fees $2.5M Franchise Fee (new) and additional S&M and other expenses 2 Insurance Increased insurance costs post-hurricane Conservative Assumptions  lower resort fee income, higher expenses, no 3 Other cancellation fee income and no spa income 4 Utilities $1.5M savings from improved infrastructure and utilities enhancement 5 F&B Profits Increased profits from enhanced F&B offering 6 Rooms Profits ~$80 Increase to RevPAR 74

Balance Sheet & Capital Structure South Lake Tahoe

Best Balance Sheet in Company History Net Debt / EBITDA Unencumbered Properties 23 4.9x 3.6x 3.5x 14 14 2010 2014 2018 2010 2014 2018 Total Debt / Total Asset Value Fixed Charge Coverage Ratio 41% 4.3x 35% 30% 2.9x 2.3x 2010 2014 2018 2010 2014 2018 Source: Company Filings. 76

Balance Sheet Can Withstand 2008-Type Downturn DRH Stress Testing 2019F 2020F 2021F 2022F RevPAR Growth -1.0% -8.7% -7.5% 6.3% Corp. EBITDA Growth 1.0% -13.8% -13.8% 12.6% Net Debt-to-EBITDA 3.4x 3.9x 4.5x 4.0x Leverage Ratio 32.7% 38.2% 44.1% 39.1% (60% Maximum) Fixed Charge Coverage Ratio 4.3x 3.6x 3.1x 3.5x (1.5x Minimum) • Balance Sheet is prepared to withstand severe downturn • Stress test assumes >15% RevPAR and >25% EBITDA decline • 23 unencumbered properties throughout forecast • Net debt-to-EBITDA of 4.5x, leverage ratio of 44% and FCCR of 3.1x at trough • No outstanding borrowings on LOC in this scenario Note: Excludes Frenchman’s Reef from topline and revenue operating statistics, but includes BI for Frenchman’s from a baseline of 2016A EBITDA. 77

$350 Million of Investment Capacity CONSERVATIVE BALANCE LEVERAGE AT LOW SHEET STRATEGY END OF PEER GROUP • Net Debt to 2019 EBITDA of 3.5x 9.8 • $300M Line of Credit with no outstanding 8.5 7.9 borrowings 5.8 • 23 unencumbered hotels 5.3 Average: 4.9X 4.2 3.8 • Well-laddered maturity schedule with no 3.7 3.5 3.5 maturities until November 2020 1.5 1.4 • $350 million of investment capacity • No more than 35% floating rate debt Source: Baird. Net Debt plus preferred / 2019 Consensus EBITDA. Source: Company Filings, Wall Street Research. 78

Compelling Valuation Cavallo Point, the Lodge at the Golden Gate

Top-Tier Portfolio Quality 2017 Portfolio Average Daily Rate $246 PF 2018 ADR of $237 $229 $227 $225 $220 $211 Peer Average: $216 $209 $202 $171 PEB DRH HST CHSP HT SHO XHR PK RLJ Top Tier Source: Company Filings as of Q4 2017. Note: Pebblebrook data is not pro forma for LaSalle merger. 80

Compelling Valuation 2018 Consensus EBITDA Multiple 13.4 13.2 12.6 11.7 Peer Average: 11.7x 11.3 11.2 11.1 10.5 10.2 PEB CHSP HT SHO PK DRH XHR HST RLJ Source: Baird, FactSet. Data as of 1/25/19. 81

DiamondRock Currently Trades At a Steep Discount to NAV Market price of $9.88(1) represents a 30% discount to NAV per share. Hotel NOI Cap Rate Estimated Value(2) Region FC Sept 2018 Low Mid High Low Mid High Mid / Key(3) Boston $34.5 6.0% 6.5% 7.0% $494 $532 $576 $444 Chicago $30.2 6.5% 7.0% 7.5% $403 $432 $465 $286 Dallas / Fort Worth $12.4 7.0% 7.5% 8.0% $155 $166 $177 $328 Denver $11.3 6.0% 6.5% 7.0% $162 $174 $189 $467 New York City $27.6 5.0% 5.5% 6.0% $460 $502 $552 $331 San Diego $12.4 6.5% 7.0% 7.5% $166 $178 $191 $407 San Francisco $11.8 5.0% 5.5% 6.0% $197 $215 $237 $912 Washington, DC $14.1 6.5% 7.0% 7.5% $188 $201 $217 $295 Other Urban $20.8 6.5% 7.0% 7.5% $277 $296 $319 $277 Resorts $66.7 6.0% 6.5% 7.0% $953 $1,026 $1,112 $497 Resorts Under Development $15.0 8.0% 8.5% 9.0% $167 $176 $188 $553 Total $257.0 6.1% 6.6% 7.1% $3,622 $3,899 $4,223 $393 NAV Per Share $12.84 $14.18 $15.73 Note: San Francisco NOI includes Cavallo Point Resort as if owned for full-year 2018 Havana Cabana, Palomar Phoenix, Hotel Emblem, Frenchman’s Reef and Landing Resort are included using stabilized NOI as proxy for multiple. (1) Share price as of January 25, 2018 (2) Dollar amounts in millions (3) Dollar amounts in thousands 82

Trading at Clear Discount to Value DiamondRock has repurchased $62M worth of shares in the last 90 days. DRH COMPANY VALUATION - SHARE PRICE SENSITIVITY $8.00 $9.00 $10.00 $11.00 $12.00 2018 Consensus EBITDA 10.2x 11.0x 11.9x 12.7x 13.5x Multiple 2018 Consensus 9.1% 8.4% 7.8% 7.3% 6.9% NOI Cap Rate 2019 Consensus EBITDA 9.9x 10.7x 11.4x 12.2x 13.0x Multiple Discount to Current Stock (19.0%) (8.9%) 1.2% 11.3% 21.5% Price ($9.70) Discount to 52-Week (38.4%) (30.7%) (23.0%) (15.3%) (7.6%) High ($12.99) Discount to Internal NAV (43.6%) (36.5%) (29.5%) (22.4%) (15.4%) ($14.18) Discount to Replacement (48.7%) (44.6%) (40.4%) (36.3%) (32.2%) Cost ($500/Key) Data as of 1/25/19. Source: Wall Street Research, Internal Data. 83

Key Takeaways The Landing Resort & Spa

Key Takeaways Balance Sheet in Great Shape ($350M Dry Powder) Significant ROI Projects ($200M NAV+) External Growth Focus on Resorts (5 of Last 6 Deals) Compelling Relative Valuation (25% - 40% Discount to NAV) Strong 2020 Setup (Group Pace Up 15%) 85